SEGMENT INFORMATION
                     TECHNE CORPORATION AND SUBISIDARIES
                 (in thousands of $'s, except per share data)



                                                        Increase (Decrease)
                                      Fiscal 2007            From Fiscal 2006
                                 ---------------------  ---------------------
                                  First       Percent           First
                                 Quarter      Of Sales         Quarter
                                 -------      --------         -------
Sales                             52,351          100%           4,642
Cost of sales                     11,237           21%             141
                                 -------      --------         -------
Gross margin                      41,114           79%           4,501

Gross margin percentage            78.5%

SG&A expense                       7,067           13%             613
R&D expense                        4,855            9%             138
Amortization expense                 403            1%             (89)
Interest expense                     268            1%              45
Interest income                   (1,676)          (3%)           (702)
Other non-operating ex., net         485            1%             274
                                 -------      --------         -------
                                  11,402           22%             279
                                 -------      --------         -------
Earnings before income taxes      29,712           57%           4,222
Income taxes                      10,081           20%           1,592
                                 -------      --------         -------
                                  19,631           37%           2,630
                                 =======      ========         =======

Diluted earnings per share           .50
Weighted average diluted
 shares outstanding               39,469




                             BIOTECHNOLOGY  (1)
                           (in thousands of $'s)
                                                        Increase (Decrease)
                                      Fiscal 2007            From Fiscal 2006
                                 ---------------------  ---------------------
                                  First       Percent           First
                                 Quarter      Of Sales         Quarter
                                 -------      --------         -------
Sales                             41,621         100%            4,022
Intersegment sales                (5,699)                         (400)
                                 -------      --------         -------
                                  35,922                         3,622

Cost of sales                      8,482          20%               12
Intersegment sales                (5,524)                         (201)
                                 -------      --------         -------
                                   2,958                          (189)

Gross margin                      32,964          80%            3,811

Gross margin percentage            79.6%

SG&A expense                       4,013          10%              374
R&D expense                        4,675          11%              143
Amortization expense                 403           1%              (89)
Interest, net                       (595)         (1%)            (327)
                                 -------      --------         -------
                                   8,496          21%              101
                                 -------      --------         -------
Pretax result                     24,468          59%            3,710
                                 =======      ========         =======

(1) Includes R&D Systems' Biotechnology Division, Fortron Bio Science, Inc., and BiosPacific, Inc.


                             R&D SYSTEMS EUROPE
                   (in thousands of British pound sterling)
                                                        Increase (Decrease)
                                      Fiscal 2007            From Fiscal 2006
                                 ---------------------  ---------------------
                                  First       Percent           First
                                 Quarter      Of Sales         Quarter
                                 -------      --------         -------
Sales                              6,870         100%              180
Cost of sales                      3,285          48%               (7)
                                 -------      --------         -------
Gross margin                       3,585          52%              187

Gross margin percentage            52.2%

SG&A expense                       1,074          16%               70
Interest income                     (410)         (6%)             (84)
Exchange loss/(gain)                  78           1%               63
                                 -------      --------         -------
                                     742          11%               49
                                 -------      --------         -------
Pretax result                      2,843          41%              138
                                 =======      ========         =======


                             R&D SYSTEMS EUROPE
                            (in thousands of $'s)
                                                        Increase (Decrease)
                                      Fiscal 2007            From Fiscal 2006
                                 ---------------------  ---------------------
                                  First       Percent           First
                                 Quarter      Of Sales         Quarter
                                 -------      --------         -------
Sales                             12,927         100%            1,052
Cost of sales                      6,181          48%              337
                                 -------      --------         -------
Gross margin                       6,746          52%              715

Gross margin percentage            52.2%

SG&A expense                       2,020          16%              238
Interest income                     (771)         (6%)            (192)
Exchange loss                        147           1%              119
                                 -------      --------         -------
                                   1,396          11%              165
                                 -------      --------         -------
Pretax result                      5,350          41%              550
                                 =======      ========         =======



                                  HEMATOLOGY
                             (in thousands of $'s)
                                                        Increase (Decrease)
                                      Fiscal 2007            From Fiscal 2006
                                 ---------------------  ---------------------
                                  First       Percent           First
                                 Quarter      Of Sales         Quarter
                                 -------      --------         -------
Sales                              3,502         100%              (32)
Cost of sales                      2,098          60%               (7)
                                 -------      --------         -------
Gross margin                       1,404          40%              (25)

Gross margin percentage            40.1%

SG&A expense                         398          11%               14
R&D expense                          180           5%               (5)
Interest, net                        (81)         (2%)             (44)
                                 -------      --------         -------
                                     497          14%              (35)
                                 -------      --------         -------
Pretax result                        907          26%               10
                                 =======      ========         =======




                           CORPORATE AND OTHER (2)
                            (in thousands of $'s)
                                                        Increase (Decrease)
                                      Fiscal 2007            From Fiscal 2006
                                 ---------------------  ---------------------
                                         First                  First
                                        Quarter                Quarter
                                        -------                -------
Interest income                             229                    139
Rental income                               299                    (43)
                                        -------                -------
                                            528                     96

SG&A expense                                636                    (13)
Interest expense                            268                     45
Other-Building expenses                     510                     67
Other-Hemerus losses                        127                     45
                                        -------                -------
                                          1,541                    144
                                        -------                -------
Pretax result                            (1,013)                   (48)
                                        =======                =======


(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC.